SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 5, 2000




                            OSICOM TECHNOLOGIES, INC.

               (Exact name of Registrant as specified in charter)



                         Commission File number: 0-15810

       New Jersey                                    22-2367234
(State or other jurisdiction of            (IRS Employer Identification Number)
incorporation or organization)



                             9990 Mesa Rim Road

       San Diego, California                                     92121
  (Address of principal executive offices)                     (Zip Code)



                           2800 28th Street, Suite 100

                         Santa Monica, California 90405

                                (Former address)

                                 (858) 558-3960

              (Registrant's telephone number, including area code)







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ITEM 5.  OTHER EVENTS

     Osicom today announced that Rohit Phansalkar has resigned as Chairman and Chief Executive Officer of Osicom, effective September 5, 2000. Mr. Phansalkar will remain as a director of Osicom during a transition period that may last up to six months. The Board of Directors appointed Dr. Xin Cheng, President of the Company and an existing director, as Chairman of the Board, President and CEO effective on that date.

     The Company also announced that it has relocated its principal executive office to 9990 Mesa Rim Road, San Diego, California 92121.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      OSICOM TECHNOLOGIES, INC.


DATE:             September 18, 2000               By:   /s/Christopher E. Sue
                                                       -----------------------
                                                         Christopher E. Sue
                                                       Vice President of Finance


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